United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 9, 2022

Date of Report (Date of earliest event reported)

SPI Energy Co., Ltd.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-37678	20-4956638
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4803 Urbani Ave. McClellan Park, CA	95652
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 919-8000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Share	SPI	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 9, 2022, SPI Energy Co., Ltd. (the “Company”) held its Annual Meeting of Shareholders to vote on the following matters:

1. Election of Directors

Shareholders elected all of the Company’s nominees for director for one-year terms expiring on the date of the Annual Meeting in 2023, in accordance with the voting results listed below:

Nominee Name	Votes For	Votes Withheld	Abstentions and Broker Non-Votes
Xiaofeng Peng	7,174,590	1,023,399	5,019,178
HoongKhoeng Cheong	7,180,387	1,017,602	5,019,178
Maurice Wai-fung Ngai,	7,106,664	1,091,325	5,019,178
Lu Qing	6,863,056	1,334,933	5,019,178
Jing Zhang	6,855,888	1,342,101	5,019,178

2. Ratification of the Company’s Independent Registered Public Accounting Firm

Shareholders ratified the appointment of Marcum Asia CPAs LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, in accordance with the voting results listed below.

For	Against	Abstain	Broker Non-Votes
11,816,529	408,856	991,682	--

3. Advisory Vote on Executive Compensation

Shareholders approved the compensation paid to the Company’s named executive officers as disclosed in the 2022 Proxy Statement under “Executive Compensation” on an advisory basis, in accordance with the voting results listed below.

For	Against	Abstain	Broker Non-Votes
6,506,580	758,806	932,702	5,018,979

4. Advisory Vote on Frequency of Advisory Vote on Executive Compensation

1 year	2 years	3 years	Abstain	Broker Non-Votes
1,201,774	72,241	5,998,021	926,052	5,018,979

5. Amendment to the Company’s 2015 Equity Incentive Plan

Shareholders approved the amendment to the Company’s 2015 Equity Incentive Plan (“Plan”) to increase the number of ordinary shares authorized for issuance under the Plan to 4,326,185 shares, in accordance with the voting results listed below.

For	Against	Abstain	Broker Non-Votes
6,321,985	966,856	909,248	5,018,978

In light of the foregoing vote regarding Proposal 4, the Company has decided to include an advisory shareholder vote on the compensation of executives in its proxy materials every three years.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit
104	Cover page interactive data file (embedded within the iXBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPI ENERGY CO., LTD.

December 12, 2022	By:	/s/ Xiaofeng Peng
Xiaofeng Peng
Chief Executive Officer

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